U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2007

Venture Lending & Leasing IV, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00640	20-0372373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2010 North First Street, Suite 310, San Jose, CA 95131

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (408) 436-8577

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2007, John Glynn and Michael G. McCaffery resigned from their positions as directors of Venture Lending & Leasing IV, Inc. (the “Fund”).  The remaining directors of the Fund appointed Arthur Spinner and Louis W. Moelchert as directors of the Fund, effective as of February 14, 2007, to fill the vacancies on the Board created by the resignations of Messrs. Glynn and McCaffery.  Messrs. Spinner and Moelchert will serve as independent directors of the Fund that are not “interested persons” of the Fund as defined under the Investment Company Act of 1940.  As independent directors, Messrs. Spinner and Moelchert are also members of the Fund’s Audit Committee and Nominating Committee.

Item 9.01  Financial Statements and Exhibits

Exhibit Number

Description

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None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING IV, INC.

(Registrant)

By:

/S/ Salvador O. Gutierrez

By:

/S/ Martin D. Eng

Salvador O. Gutierrez

Martin D. Eng

President

Chief Financial Officer

Date:

February 21, 2007

Date:

February 21, 2007